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                                                               Exhibit 10.33(d)

                                FOURTH AMENDMENT
                                       TO
                             OFFICE LEASE AGREEMENT
                                      WITH
                            CHAUTAUQUA AIRLINES, INC.

     THIS FOURTH AMENDMENT, made and entered into this 3 day of September, 1999. by and between the Indianapolis Airport Authority, (hereinafter referred to as "AUTHORITY"), and Chautauqua Airlines, Inc., a New York corporation, authorized to do business in the state of Indiana, (hereinafter referred to as "LESSEE").

                              W I T N E S S E T H:

     WHEREAS, AUTHORITY and LESSEE previously entered into a Lease Agreement dated June 17, 1994 for certain space located in the Administration Building at Indianapolis International Airport: and

     WHEREAS, AUTHORITY and LESSEE amended the Lease Agreement on July 17, 1998, October 2, 1998 and November 6, 1998; and

     WHEREAS, LESSEE desires to rent additional office space on the fourth floor of the Administration Building commonly known as Room H415B, Room H415D, and a portion of Hallway H411;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Parties hereby agree that Article 1., LEASED PREMISES,
Article 2., TERM, Article 3., RENTAL, LEASED PREMISES and Article 3., RENTAL. RENTAL SCHEDULE are hereby deleted and the following are substituted:

     1. LEASED PREMISES

        The term "Leased Premises" shall consist of 9,749.1 square feet on the third floor and 5,184.65 square feet on the fourth floor of the Administration Building of

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        which the entire leased space is more particularly shown on Exhibit "A"
        dated August 25, 1999 attached hereto.

            The third floor square footage includes the Men's and Woman's restrooms, however no rental is being charged for this square footage

     2. TERM

        LESSEE shall have a different term for each floor it shall occupy. The revised term and rental for the third floor Leased Premises commenced on August 1, 1998 and shall expire on July 31, 2001. The term for the fourth floor Leased Premises, except for Rooms H415A, H415C, H413, H413A, H415B, H415D and a portion of Hallway H411 commenced on August 1, 1998 and shall expire on July 31, 2000. The term for Rooms H415A and H415C commenced on September 23, 1998 and shall expire on July 31, 2000. The term for Room H413 and H413A commenced on October 23, 1998 and shall expire on July 31, 2000. The term for Rooms H415B, H415D and a portion of Hallway H411 commenced on August 1, 1999 and shall expire on July 31, 2000.

            LESSEE shall have an option to extend this Lease for an additional term of three (3) years upon the rental terms outlined in Article 3.B. LESSEE shall have a different term for each floor it shall occupy. The option term for the third floor shall commence August 1, 2001 and shall terminate July 31, 2004. The option term for the fourth floor shall commence on August 1, 2000 and shall expire on July 31, 2003.

            LESSEE may exercise the option by mailing or delivering to AUTHORITY written notice of such intention not later than six (6) months prior

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        to the date of expiration of the primary terms and the first option terms. Notification date on the third floor shall be on or before February 1, 2001. Notification date on the fourth floor shall be on or before February 1, 2000.

     3. RENTAL

        A. LEASED PREMISES

           Rental for the use of said Leased Premises and appurtenances thereto, LESSEE agrees to pay per annum in accordance with the following rental schedules payable in advance in twelve (12) equal payments on the first day of each calendar month effective on the first day of occupancy. Rental Schedule -Primary Term

           THIRD FLOOR

           AUGUST 1, 1998 THROUGH JULY 31, 2001

           9,749.1 square feet X $10.50 p.s.f. = $102,365.55 per year payable at $8,530.46 per month

           FOURTH FLOOR

           OCTOBER 23, 1998 THROUGH JULY 31, 1999

           4,411 square feet X $10.50 p.s.f. = $46,317.08 per year payable at $3,859.76 per month

           AUGUST 1, 1999 THROUGH JULY 31, 2000

           5,184.65 square feet X $10.50 p.s.f. = $54,438.83 per year payable at $4,536.57 per month

            Any partial month of rent shall be prorated. Said rent shall be payable at the office of the AUTHORITY or such other place as AUTHORITY may from time to time designate.

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     B. RENTAL SCHEDULE - OPTION PERIODS

        THIRD FLOOR

        AUGUST 1, 2001 THROUGH JULY 31, 2002

        9,749.1 square feet X $11.00 p.s.f. = $107,240.10 per year payable at $8,936.68 per month

        AUGUST 1, 2002 THROUGH JULY 31, 2003

        9,749.1 square feet X $11.50 p.s.f. = $112,114.65 per year payable at $9,342.89 per month

        AUGUST 1, 2003 THROUGH AUGUST 31, 2004

        9,749.1 square feet X $12.00 p.s.f. = $116,989.20 per year payable at $9,749.10 per month

        FOURTH FLOOR

        AUGUST 1, 2000 THROUGH JULY 31, 2001

        5,184.65 square feet X $11.00 p.s.f. = $57,03.15 per year payable at $4,752.60 per month

        AUGUST 1, 2001 THROUGH JULY 31, 2002

        5,184.65 square feet X $11.50 p.s.f. = $59,623.48 per year payable at $4,968.62 per month

        AUGUST 1, 2002 THROUGH JULY 31, 2003

        5,184.65 square feet X $12.00 p.s.f. = $62,215.80 per year payable at $5,184.65 per month

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        THIS FOURTH AMENDMENT shall be effective this ___________ day of
____________________, 1999 and all other terms of the basic Lease dated June 17, 1994, shall remain the same.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above mentioned.

                                        INDIANAPOLIS AIRPORT AUTHORITY

                                        By /s/ Michael W. Wells
                                           -------------------------------------
                                           Michael W. Wells, President

                                        By /s/ Gordon St. Angelo
                                           -------------------------------------
                                           Gordon St. Angelo, Vice-President

                                        By /s/ Gene P. Haflich
                                           -------------------------------------
                                           Gene P. Haflich, Secretary

                                        By /s/ H. Patrick Callahan
                                           -------------------------------------
                                           H. Patrick Callahan, Member

                                        By /s/ Richard L. Cunningham
                                           -------------------------------------
                                           Richard L. Cunningham, Member

                                        By /s/ [SEAL OF ABSENT]
                                           -------------------------------------
                                           Max L. Siegel, Member

                                        By /s/ David E. Mansfield
                                           -------------------------------------
                                           David E. Mansfield, Member

                                                   AUTHORITY

CHAUTAUQUA AIRLINES, INC.

By /s/ [ILLEGIBLE]
   -------------------------

Title Executive V.P. & COO
      ----------------------

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